UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.) ☑ Filed by the Registrant ☐ Filed by a Party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under § 240.14a-12 PHINIA Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90735-P47871 PHINIA Inc. 2026 Annual Meeting of Shareholders Vote by May 21, 2026 11:59 PM ET Vote in Person at the Meeting* May 22, 2026 9:00 a.m. ET PHINIA Inc. Global Headquarters 3000 University Drive Auburn Hills, MI 48326 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You invested in PHINIA Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 online OR you can receive a free paper or email copy of the materials by requesting them prior to May 8, 2026. If you would like to request a paper or email copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions, and other inquiries sent to the above e-mail address will not be forwarded to your investment advisor. PHINIA INC. 3000 UNIVERSITY DRIVE AUBURN HILLS, MI 48326

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90736-P47871 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Samuel R. Chapin For 1b. Brady D. Ericson For 1c. Robin Kendrick For 1d. Latondra Newton For 1e. D’aun Norman For 1f. Meggan M. Walsh For 1g. Rohan S. Weerasinghe For 1h. Roger J. Wood For 2. Advisory approval of the compensation of our named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. For